UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 22, 2022 (August 22, 2022)

DAYBREAK OIL AND GAS, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 N. Argonne Road, Suite A 211 Spokane Valley, WA	99212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 232-7674

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

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Item 7.01	Regulation FD Disclosure

In accordance with Regulation FD, Daybreak Oil and Gas, Inc. (OTC PINK:DBRM), a Washington corporation (“Daybreak” or the “Company”), hereby furnishes the Corporate/Investor Presentation the Company published on its corporate website. The presentation is attached hereto as Exhibit 99.1 and will be available on the Company’s website at http://www.daybreakoilandgas.com. The information contained in the Corporate/Investor Presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The presentation does not provide information concerning the financial condition of the Company with respect to the third fiscal quarter ending August 31, 2022. To the extent that estimates or targets have been provided concerning 2023 or any subsequent years, these reflect statements that have previously been made in the Company’s securities filings. The Company undertakes no duty or obligation to publicly update or revise the information contained in this presentation, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01, including Exhibits 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1*	Daybreak Oil and Gas, Inc. Investors/Corporate Presentation

104	Cover Page Interactive Data File (formatted in Inline XBRL)

*       Filed herewith.

[signature page follows]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYBREAK OIL AND GAS, INC.

By: /s/ JAMES F. WESTMORELAND

James F. Westmoreland, President and Chief Executive Officer

Date: August 22, 2022

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